SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                                          Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      November 24, 2004
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                              THE SOUTHERN COMPANY
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               (Exact name of registrant as specified in charter)

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         Delaware                   1-3526                           58-0690070
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(State or other jurisdiction  (Commission File      (IRS Employer Identification
      of incorporation)            Number)                      No.)


  270 Peachtree Street, NW, Atlanta, Georgia              30303
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   (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code      (404) 506-5000
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                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 7.01.      Regulation FD Disclosure.

         On November 24, 2004, Georgia Power Company ("Georgia Power"), Gulf Power Company ("Gulf Power") and Southern Power Company ("Southern Power") entered into purchased power agreements with Progress Energy Florida ("PEF"). Under the agreements, for the period from June 2010 through December 2015, Georgia Power and Gulf Power will provide PEF with 74 megawatts of capacity annually from the jointly owned Plant Scherer Unit 3, and Southern Power will provide PEF with 350 megawatts of capacity annually from Plant Franklin Unit 1. The contracts provide for fixed capacity payments and variable energy payments based on actual energy delivered. Additionally, PEF will make payments for firm gas transportation. These contracts are contingent upon certain events, including approval of the Florida Public Service Commission. The final outcome of this matter cannot now be determined.


                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     December 1, 2004            THE SOUTHERN COMPANY



                                      By /s/Tommy Chisholm
                                           Tommy Chisholm
                                             Secretary